PROMISSORY NOTE

$80,000.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, InnSuites Hospitality Trust (“Maker”), an Ohio real estate investment trust, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Marc Berg (“Note Holder”) or order and address as specified below the principal sum of EIGHTY THOUSAND AND 00/100 DOLLARS ($80,000.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $77,500 amortized over 36 months at 7% interest ($2,392.98/month). This Note is non-recourse secured by 40,000 InnSuites Hospitality Trust Shares of Beneficial Interest. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:

Marc Berg

c/o InnSuites Hospitality Trust

1625 E Northern Ave, Ste # 105

Phoenix, AZ 85020

The 40,000 InnSuites Hospitality Trust Shares of Beneficial Interest units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty
35 days late, $150 penalty
Over 35 days late, Note Holder could declare the note in default and call the entire amount due.
Should default be declared, units proportionate to unpaid balance will be returned to Note Holder

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

InnSuites Hospitality Trust,
an Ohio real estate investment trust

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$48,000.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, InnSuites Hospitality Trust (“Maker”), an Ohio real estate investment trust, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Peter Thoma (“Note Holder”) or order and address as specified below the principal sum of FOURTY EIGHT THOUSAND AND 00/100 DOLLARS ($48,000.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $45,500 amortized over 36 months at 7% interest at $1,404.91/month. This Note is non-recourse secured by 24,000 InnSuites Hospitality Trust Shares of Beneficial Interest. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:

Peter Thoma

Leuchtturmweg 10

22559 Hamburg

Germany

The 24,000 InnSuites Hospitality Trust Shares of Beneficial Interest units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty
35 days late, $150 penalty
Over 35 days late, Note Holder could declare the note in default and call the entire amount due.
Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

InnSuites Hospitality Trust,
an Ohio real estate investment trust

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$48,000.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, InnSuites Hospitality Trust (“Maker”), an Ohio real estate investment trust, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Larry Pelegrin (“Note Holder”) or order and address as specified below the principal sum of FOURTY EIGHT THOUSAND AND 00/100 DOLLARS ($48,000.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $45,500 amortized over 36 months at 7% interest ($1,404.91/month). This Note is non-recourse secured by 24,000 InnSuites Hospitality Trust Shares of Beneficial Interest. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:
Larry Pelegrin
5143 E Sierra Sunset Trail
Cave Creek, AZ 85331

The 24,000 InnSuites Hospitality Trust Shares of Beneficial Interest units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty

35 days late, $150 penalty

Over 35 days late, Note Holder could declare the note in default and call the entire amount due.

Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

InnSuites Hospitality Trust,
an Ohio real estate investment trust

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$500,000.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, RRF Limited Partnership (“Maker”), a Delaware Partnership, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to James Wirth (“Note Holder”) or order and address as specified below the principal sum of FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $497,500 amortized over 36 months at 7% interest ($15,361.36/month). This Note is non-recourse secured by 250,000 RRF Limited Partnership Units. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:
James Wirth
c/o InnSuites Hospitality Trust
1625 E Northern Ave, Ste # 105
Phoenix, AZ 85020

The 250,000 RRF Limited Partnership Units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty

35 days late, $150 penalty

Over 35 days late, Note Holder could declare the note in default and call the entire amount due.

Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

RRF Limited Partnership,
a Delaware Partnership

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$91,950.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, RRF Limited Partnership (“Maker”), a Delaware Partnership, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Pamela Barnhill (“Note Holder”) or order and address as specified below the principal sum of NINETY ONE THOUSAND NINE HUNDRED FIFTY AND 00/100 DOLLARS ($91,950.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $89,450 amortized over 36 months at 7% interest ($2,761.96/month). This Note is non-recourse secured by 45,975 RRF Limited Partnership Units. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:
Pamela Barnhill
c/o InnSuites Hospitality Trust
1625 E Northern Ave, Ste # 105
Phoenix, AZ 85020

The 45,975 RRF Limited Partnership Units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty

35 days late, $150 penalty

Over 35 days late, Note Holder could declare the note in default and call the entire amount due.

Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

RRF Limited Partnership,
a Delaware Partnership

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$91,950.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, RRF Limited Partnership (“Maker”), a Delaware Partnership, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Eric Wirth (“Note Holder”) or order and address as specified below the principal sum of NINETY ONE THOUSAND NINE HUNDRED FIFTY AND 00/100 DOLLARS ($91,950.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $89,450 amortized over 36 months at 7% interest ($2,761.96/month). This Note is non-recourse secured by 45,975 RRF Limited Partnership Units. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:
Eric Wirth
c/o InnSuites Hospitality Trust
1625 E Northern Ave, Ste # 105
Phoenix, AZ 85020

The 45,975 RRF Limited Partnership Units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty

35 days late, $150 penalty

Over 35 days late, Note Holder could declare the note in default and call the entire amount due.

Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

RRF Limited Partnership,
a Delaware Partnershtip

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$91,950.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, RRF Limited Partnership (“Maker”), a Delaware Partnership, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Christopher Wirth (“Note Holder”) or order and address as specified below the principal sum of NINETY ONE THOUSAND NINE HUNDRED FIFTY AND 00/100 DOLLARS ($91,950.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $89,450 amortized over 36 months at 7% interest ($2,761.96/month). This Note is non-recourse secured by 45,975 RRF Limited Partnership Units. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:
Christopher Wirth
c/o InnSuites Hospitality Trust
1625 E Northern Ave, Ste # 105
Phoenix, AZ 85020

The 45,975 RRF Limited Partnership Units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty
35 days late, $150 penalty
Over 35 days late, Note Holder could declare the note in default and call the entire amount due.
Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

RRF Limited Partnership,
a Delaware Partnership

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer

PROMISSORY NOTE

$91,950.00	July 10, 2017

FOR VALUED RECEIVED, and legally bound hereby, RRF Limited Partnership (“Maker”), a Deleware Partnership, having an office at 1625 East Northern Avenue, Suite 105, Phoenix, Arizona 85020 hereby promises to pay to Brian Wirth (“Note Holder”) or order and address as specified below the principal sum of NINETY ONE THOUSAND NINE HUNDRED FIFTY AND 00/100 DOLLARS ($91,950.00), with interest on the unpaid principal balance thereon from time to time outstanding, at the rate of seven percent (7.00%) per annum, computed on a three hundred sixty (360)-day year, to be due and payable in installments of principal and interest as follows:

(A)	$2,500 down payment and $89,450 amortized over 36 months at 7% interest ($2,761.96/month). This Note is non-recourse secured by 45,975 RRF Limited Partnership Units. Monthly installments of principal and interest to begin 30 days after the delivery of signed transfer form.

(B)	Payments to be made payable to:
Brian Wirth
c/o InnSuites Hospitality Trust
1625 E Northern Ave, Ste # 105
Phoenix, AZ 85020

The 45,975 RRF Limited Partnership Units as security for the unpaid balance on the Note.

At the option of the Note Holder, late charges upon written notice are assessed as follows:

10 days late, $50 penalty
35 days late, $150 penalty
Over 35 days late, Note Holder could declare the note in default and call the entire amount due.
Should default be declared, units proportionate to unpaid balance will be returned to Note Holder.

Principal and interest payable in lawful money of the United States.

If legal proceedings are entered into to recover on this Note, the undersigned agree(s) to pay such sum as the Court may fix as attorney’s fees.

The Makers and endorsers hereof severally waive diligence, demand, presentment for payment and protest, and consent to the extension or time of payment of this Note without notice.

RRF Limited Partnership,
a Delaware Partnership

By:	/s/ James Wirth
Name:	James Wirth
Title:	Chief Executive Officer